Financial Results

2nd Quarter 2026

Advantage Solutions Reports Second Quarter 2026 Results

Solid revenue growth driven by Experiential and Retailer Services

Reiterates full-year Revenues and Adjusted EBITDA guidance ranges

Ended the quarter with $102.3M of cash

ST. LOUIS, August 5, 2026 – Advantage Solutions Inc. (NASDAQ: ADV) (“Advantage,” “Advantage Solutions,” the “Company,” “we,” or “our”), a leading business solutions provider to consumer-packaged goods (CPG) brands and retailers, today reported financial results for the three and six months ended June 30, 2026.

Revenues for the three months ended June 30, 2026 were $889.5 million compared with $873.7 million, and net loss was $62.7 million compared with a net loss of $30.4 million.

Q2'26 Financial Highlights
Revenues increased 1.8% to $889.5 million and Adjusted EBITDA decreased 12.2% to $75.8 million

Experiential Services delivered another strong quarter driven by higher event volumes, while Branded Services remained pressured and Retailer Services was impacted by temporary project timing and execution cost headwinds

Ended the quarter with $102.3 million in cash and generated $18.7 million of adjusted unlevered free cash flow

“Clients continue to prioritize programs that deliver measurable returns, and our second consecutive quarter of revenue growth, together with accelerating demand in Experiential Services, underscores the value of the capabilities we have built across Advantage,” said Advantage CEO Dave Peacock. “As we manage temporary timing and execution pressures in Retailer Services and a more gradual recovery in Branded Services, we are reiterating full-year guidance ranges for revenues, Adjusted EBITDA, and free cash flow. We remain focused on disciplined execution, investing in data and analytics, generating free cash flow, and building a more durable, profitable Advantage.”

Consolidated Financial Summary
(amounts in thousands)	Three Months Ended June 30,		Change (Reported)
	2026	2025	$	%
Total Revenues	$889,450	$873,707	$15,743	1.8%
Total Net Loss	$(62,707)	$(30,440)	$(32,267)	(106.0%)
Total Adjusted EBITDA	$75,837	$86,412	$(10,575)	(12.2%)
Adjusted EBITDA Margin	8.5%	9.9%

	Six Months Ended June 30,		Change (Reported)
	2026	2025	$	%
Total Revenues	$1,759,051	$1,695,499	$63,552	3.7%
Total Net Loss	$(134,538)	$(86,570)	$(47,968)	(55.4%)
Total Adjusted EBITDA	$143,582	$144,593	$(1,011)	(0.7%)
Adjusted EBITDA Margin	8.2%	8.5%

Advantage Solutions Inc. | Page 1

Financial Results

2nd Quarter 2026

Segment Financial Summary
Revenues
Segment	Three Months Ended June 30,			Six Months Ended June 30,
(amounts in thousands)	2026	2025	YoY (Reported)	2026	2025	YoY (Reported)
Branded Services	$235,979	$295,221	(20.1%)	$492,971	$585,062	(15.7%)
Experiential Services	$416,311	$347,706	19.7%	$801,791	$661,726	21.2%
Retailer Services	$237,160	$230,780	2.8%	$464,289	$448,711	3.5%
Total	$889,450	$873,707	1.8%	$1,759,051	$1,695,499	3.7%
Operating (Loss) Income
	Three Months Ended June 30,			Six Months Ended June 30,
Segment	2026	2025	YoY (Reported)	2026	2025	YoY (Reported)
Branded Services	$(24,058)	$(10,540)	(128.3%)	$(40,121)	$(25,862)	(55.1%)
Experiential Services	$18,712	$10,859	72.3%	$30,212	$7,355	310.8%
Retailer Services	$7,038	$9,692	(27.4%)	$15,762	$13,897	13.4%
Total	$1,692	$10,011	(83.1%)	$5,853	$(4,610)	227.0%
Adjusted EBITDA
	Three Months Ended June 30,			Six Months Ended June 30,
Segment	2026	2025	YoY (Reported)	2026	2025	YoY (Reported)
Branded Services	$21,777	$34,042	(36.0%)	$42,659	$61,987	(31.2%)
Experiential Services	$34,182	$25,886	32.0%	$60,256	$37,955	58.8%
Retailer Services	$19,878	$26,484	(24.9%)	$40,667	$44,651	(8.9%)
Total	$75,837	$86,412	(12.2%)	$143,582	$144,593	(0.7%)

Q2'26 Segment Highlights

Branded Services	Experiential Services	Retailer Services
More gradual recovery expected as constrained CPG spending, insourcing and select client losses pressure the business	Delivered another strong quarter, driven by sustained demo demand, expanding event volumes and strong operational execution	Results impacted by difficult prior-year comp and higher execution costs on a merchandising project
Focused on stabilizing revenues with client retention, greater client engagement, and pipeline conversion	Demand accelerating across existing clients and new vendor launches, supporting more event volume growth	Expect sequential improvement through the second half of 2026 as project activity ramps and project-related earnings volatility moderates
CPG merchandising projects were a relative bright spot, providing encouraging signs for future commercial activity	Expanding capacity and strengthening labor readiness to meet demand while upholding execution quality	Encouraging pipeline, supported by growing demand and improving visibility into second-half activity
Prioritizing measurable ROI through data, analytics and execution while investing in talent	Focused on improving profitability through labor efficiency, stronger training and safety protocols, and higher-return demos	Focused on execution discipline, staffing alignment and operating consistency to better match costs with project activity

Advantage Solutions Inc. | Page 2

Financial Results

2nd Quarter 2026

Cash Flow and Balance Sheet Highlights

(Amounts in Millions)

Quarter Ended June 30, 2026
Adjusted Unlevered Free Cash Flow / % of Adjusted EBITDA	$18.7 / 24.6%
Capex	$9.4
Gross Debt	$1,585
Cash and Cash Equivalents	$102
Net Leverage Ratio(1)	4.5x

Fiscal Year 2026 Outlook
(Amounts in Millions)

	New Guidance	Prior Guidance
Revenues(2)	Unchanged	Flat to Up Low Single Digits
Adjusted EBITDA	Unchanged	Flat to Down Mid Single Digits
Free Cash Flow (3)	Unchanged	Unlevered: $250 – $275 Net: ~25% of EBITDA
Net Interest Expense	~ $160	$160 to $170
Capex	$45 to $55	$50 to $60

Conference Call Details
Date/Time	August 5, 2026, 8:30 am EDT
Dial-in (10 minutes before the call)	(833) 461-5787 within the United States or +1 (585) 542-9983 outside the United States Conference ID: 254428950
Webcast	Available at: ADV 2Q26 Earnings Webcast
Replay	Available at: Investor Relations section of the Advantage Solutions website at ir.youradv.com.

Investor Contact: investorrelations@youradv.com

Media Contact: press@youradv.com

NMF = Not Meaningful

(1) Net leverage ratio is defined as Net Debt divided by LTM Adjusted EBITDA.

(2) 2026 revenue outlook excludes reimbursable expenses.

(3) Net free cash flow is defined as cash flow from operations, less capital expenditures. Net FCF conversion of 25% is excluding incremental debt refinancing costs.

Advantage Solutions Inc. | Page 3

Financial Results

2nd Quarter 2026

About Advantage Solutions

Advantage Solutions is the leading omnichannel retail solutions agency in North America, uniquely positioned at the intersection of consumer-packaged goods (CPG) brands and retailers. With its data- and technology-powered services, Advantage leverages its unparalleled insights, expertise and scale to help brands and retailers of all sizes generate demand and get products into the hands of consumers, wherever they shop. Whether it’s creating meaningful moments and experiences in-store and online, optimizing assortment and merchandising, or accelerating e-commerce and digital capabilities, Advantage is the trusted partner that keeps commerce and life moving. Advantage has offices throughout North America and strategic investments and owned operations in select international markets. For more information, please visit YourADV.com.

Included with this press release are the Company’s consolidated and condensed financial statements as of and for the three months ended June 30, 2026. These financial statements should be read in conjunction with the information contained in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the "SEC") on August 5, 2026.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; developments with respect to retailers that are out of our control; the impact from tariffs; future potential pandemics or health epidemics; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 3, 2026, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Advantage Solutions Inc. | Page 4

Financial Results

2nd Quarter 2026

Non-GAAP Financial Measures and Related Information

This press release includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow and Net Debt. These are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, the measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of these measures may not be comparable to similarly titled measures used by other companies. Reconciliations of historical non-GAAP measures to their most directly comparable GAAP counterparts are included below.

Advantage believes these non-GAAP measures provide useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted, Adjusted EBITDA by Segment, Adjusted Unlevered Free Cash Flow, and Net Debt provide an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA consists of net loss before interest, taxes, depreciation and amortization, further adjusted for (i) non-operating income or expense and (ii) the impact of certain non-cash, nonrecurring or other items included in net (loss) income that we do not consider indicative of our ongoing operating performance, which may include acquisition and divestiture related expenses, gains and losses; gains and losses on extinguishments of debt; litigation expenses, net of recoveries on matters not representative of our ongoing business; impairment charges on goodwill, intangible assets and non-marketable securities; incremental expenses on restructuring and reorganization activities associated with certain transformation programs; further adjusted for the related income tax impact associated with these items. A full list of adjustments to net loss are provided in the reconciliations presented below.

Adjusted EBITDA by Segment consists of operating (loss) income by segment before interest, taxes, depreciation and amortization, further adjusted for the impact of certain non-cash, nonrecurring or other items included in net (loss) income that we do not consider indicative of our ongoing operating performance, which may include acquisition and divestiture related expenses, gains and losses; gains and losses on extinguishments of debt; litigation expenses, net of recoveries on matters not representative of our ongoing business; impairment charges on goodwill, intangible assets and non-marketable securities; incremental expenses on restructuring and reorganization activities associated with certain transformation programs; further adjusted for the related income tax impact associated with these items. A full list of adjustments to operating income (loss) are provided in the reconciliations presented below.

Adjusted EBITDA Margin means Adjusted EBITDA divided by total revenues.

Adjusted Unlevered Free Cash Flow represents net cash provided by (used in) operating activities less purchase of property and equipment as disclosed in the Statements of Cash Flows further adjusted by (i) cash payments for interest, (ii) cash received from interest rate derivatives, (iii) cash paid for income taxes; (iv) cash paid for acquisition and divestiture related expenses, (v) cash paid for restructuring expenses, (vi) cash paid for reorganization expenses, (vii) cash paid for contingent earnout payments included in operating cash flow, (viii) COVID-19 benefits received, (ix) net effect of foreign currency fluctuations on cash, and (x) other adjustments that management believes are helpful in evaluating our operating performance. Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA means Adjusted Unlevered Free Cash Flow divided by Adjusted EBITDA.

Net Debt represents the sum of current portion of long-term debt and long-term debt, less cash and cash equivalents. With respect to Net Debt, cash and cash equivalents are subtracted from the GAAP measure, total debt, because they could be used to reduce the debt obligations. We present Net Debt because we believe this non-GAAP measure provides useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and to evaluate changes to the Company's capital structure and credit quality assessment.

Advantage Solutions Inc. | Page 5

Financial Results

2nd Quarter 2026

Advantage Solutions Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share and per share data)	2026	2025	2026	2025
Revenues	$889,450	$873,707	$1,759,051	$1,695,499
Cost of revenues (exclusive of depreciation and amortization shown separately below)	783,831	746,932	1,545,405	1,469,686
Selling, general, and administrative expenses	50,924	68,657	104,233	133,522
Depreciation and amortization	51,271	50,698	102,842	101,059
Loss on divestiture, net	1,732	—	718	—
Income from investments in European joint venture	—	(2,591)	—	(4,158)
Total operating expenses	887,758	863,696	1,753,198	1,700,109
Operating income (loss)	1,692	10,011	5,853	(4,610)
Other expenses (income):
Interest expense, net	39,963	35,814	74,761	70,174
Income from unconsolidated investments	(2,389)	—	(4,861)	—
Other expense, including debt fees	5,000	16	25,352	26
Total other expenses, net	42,574	35,830	95,252	70,200
Loss before income tax expense	(40,882)	(25,819)	(89,399)	(74,810)
Income tax expense	21,825	4,621	45,139	11,760
Net loss	$(62,707)	$(30,440)	$(134,538)	$(86,570)
Basic loss per common share	$(4.85)	$(2.35)	$(10.35)	$(6.70)
Diluted loss per common share	$(4.85)	$(2.35)	$(10.35)	$(6.70)
Weighted-average number of common shares:
Basic	12,916,928	12,972,587	12,996,965	12,920,253
Diluted	12,916,928	12,972,587	12,996,965	12,920,253

Advantage Solutions Inc. | Page 6

Financial Results

2nd Quarter 2026

Advantage Solutions Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

(in thousands, except share data)	June 30, 2026	December 31, 2025
ASSETS
Current assets
Cash and cash equivalents	$102,306	$240,850
Restricted cash	12,159	12,137
Accounts receivable, net of allowance for expected credit losses of $19,126 and $16,771, respectively	634,900	594,999
Prepaid expenses and other current assets	80,977	124,629
Total current assets	830,342	972,615
Property, equipment, and capitalized software, net	121,578	115,858
Goodwill	438,900	438,900
Other intangible assets, net	909,299	993,927
Investments in unconsolidated affiliates	202,846	234,138
Other assets	36,747	37,977
Total assets	$2,539,712	$2,793,415
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Current portion of long-term debt, net	$25,274	$13,250
Accounts payable	176,148	162,376
Accrued compensation and benefits	118,152	121,105
Other accrued expenses	118,265	105,449
Deferred revenues	25,043	30,454
Total current liabilities	462,882	432,634
Long-term debt, net of current portion	1,515,972	1,660,611
Deferred income tax liabilities	107,763	90,023
Other long-term liabilities	51,276	56,189
Total liabilities	2,137,893	2,239,457

Commitments and contingencies (Note 10)

Equity attributable to stockholders of Advantage Solutions Inc.
Common stock, $0.0001 par value, 197,400,000 shares authorized; 12,824,638 and 13,058,852 shares issued and outstanding as of June 30, 2026 and December 31, 2025, respectively	1	1
Additional paid in capital	3,439,506	3,489,020
Accumulated deficit	(3,003,885)	(2,869,347)
Loans to Karman Topco L.P.	(7,996)	(7,673)
Accumulated other comprehensive loss	(10,073)	(4,158)
Treasury stock, at cost; 511,636 and 515,781 shares as of June 30, 2026 and December 31, 2025, respectively	(15,734)	(53,885)
Total stockholders' equity	401,819	553,958
Total liabilities and stockholders' equity	$2,539,712	$2,793,415

Advantage Solutions Inc. | Page 7

Financial Results

2nd Quarter 2026

Advantage Solutions Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
(in thousands)	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(134,538)	$(86,570)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Non-cash adjustments on derivatives and non-cash interest income	(1,242)	(3,298)
Amortization of deferred financing fees	3,425	3,502
Deferred financing costs recognized at debt modification	1,178	—
Depreciation and amortization	102,842	101,059
Deferred income taxes	17,749	(1,439)
Equity-based compensation of Karman Topco L.P.	—	(1,524)
Stock-based compensation	9,177	13,069
Gain on repurchases of Senior Secured Notes and Term Loan Facility debt	—	(1,624)
Loss on divestiture, net	718	—
Income from unconsolidated investments	(4,861)	(4,158)
Distribution received from equity method investments	2,883	—
Impairment and restructuring costs	12,056	931
Other	—	27
Changes in operating assets and liabilities:
Accounts receivable, net	(43,339)	(66,433)
Prepaid expenses and other assets	43,104	(17,207)
Accounts payable	14,304	19,185
Accrued compensation and benefits	(5,862)	(3,479)
Deferred revenues	(5,322)	7,420
Other accrued expenses and other liabilities	4,940	(7,189)
Net cash provided by (used in) operating activities	17,212	(47,728)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments in unconsolidated affiliates	(2,075)	(3,458)
Purchase of property and equipment and development of capitalized software	(20,839)	(17,219)
Proceeds from divestitures	40,919	—
Net cash provided by (used in) investing activities	18,005	(20,677)
CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under lines of credit	40,000	80,000
Payments on lines of credit	(40,000)	(80,000)
Payment of deferred financing fees for line of credit modification	(13,702)	—
Principal payments on long-term debt	(137,785)	(6,625)
Repurchases of Senior Secured Notes and Term Loan Facility	—	(18,243)
Proceeds from 2020 Employee Stock Purchase Plan	744	993
Payments for taxes related to net share settlement of equity awards	(4,310)	(3,624)
Purchase of treasury stock	(16,974)	(869)
Net cash used in financing activities	(172,027)	(28,368)
Net effect of foreign currency changes on cash, cash equivalents and restricted cash	(1,712)	(3,775)
Net change in cash, cash equivalents and restricted cash	(138,522)	(100,548)
Cash, cash equivalents and restricted cash, beginning of period	252,987	220,751
Cash, cash equivalents and restricted cash, end of period	$114,465	$120,203
SUPPLEMENTAL CASH FLOW INFORMATION
Purchases of property and equipment and development of capitalized software recorded in accounts payable and accrued expenses	$5,845	$4,841

Advantage Solutions Inc. | Page 8

Financial Results

2nd Quarter 2026

Advantage Solutions Inc.

Reconciliation of Net Loss to Adjusted EBITDA

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Net loss	$(62,707)	$(30,440)	$(134,538)	$(86,570)
Interest expense, net	39,963	35,814	74,761	70,174
Income tax expense	21,825	4,621	45,139	11,760
Depreciation and amortization	51,271	50,698	102,842	101,059
Stock-based compensation expense	7,177	6,584	9,177	13,069
Debt financing costs (a)	—	—	20,352	—
Restructuring expenses (b)	4,098	—	6,344	931
Reorganization and transformation-related expenses (c)	5,485	16,434	10,942	28,674
Acquisition and divestiture expenses, net of (gains) losses (d)	1,846	57	1,070	480
Litigation expenses, net of recoveries (e)	394	646	758	1,477
Impairment of non-marketable equity securities (f)	5,000	—	5,000	—
COVID-19 government relief payments received	—	(715)	—	(715)
Equity-based compensation of Karman Topco L.P. (g)	—	—	—	(1,524)
EBITDA from economic interests in investments (h)	1,485	2,697	1,735	5,752
Other	—	16	—	26
Adjusted EBITDA	$75,837	$86,412	$143,582	$144,593

Advantage Solutions Inc. | Page 9

Financial Results

2nd Quarter 2026

Advantage Solutions Inc.

Reconciliation of Operating (loss) Income to Adjusted EBITDA by Segment

(Unaudited)

Branded Services segment	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Operating loss	$(24,058)	$(10,540)	$(40,121)	$(25,862)
Depreciation and amortization	31,073	31,561	62,396	63,023
Stock-based compensation expense	2,689	2,370	3,200	4,542
Restructuring expenses (b)	4,085	—	5,475	358
Reorganization and transformation-related expenses (c)	2,261	7,741	3,935	13,196
Acquisition and divestiture expenses, net of (gains) losses (d)	1,767	6	990	384
Litigation expenses, net of recoveries (e)	86	452	188	934
COVID-19 government relief payments received	—	(245)	—	(245)
Equity-based compensation of Karman Topco L.P. (g)	—	—	—	(95)
EBITDA for economic interests in investments (h)	3,874	2,697	6,596	5,752
Branded Services segment Adjusted EBITDA	$21,777	$34,042	$42,659	$61,987

Retailer Services segment	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Operating income	$7,038	$9,692	$15,762	$13,897
Depreciation and amortization	8,874	8,453	17,823	16,815
Stock-based compensation expense	2,410	2,367	3,303	4,888
Restructuring expenses (b)	5	—	394	387
Reorganization and transformation-related expenses (c)	1,428	6,145	3,161	9,349
Acquisition and divestiture expenses, net of (gains) losses (d)	36	(16)	36	22
Litigation expenses, net of recoveries (e)	87	65	188	215
COVID-19 government relief payments received	—	(222)	—	(222)
Equity-based compensation of Karman Topco L.P. (g)	—	—	—	(700)
Retailer Services segment Adjusted EBITDA	$19,878	$26,484	$40,667	$44,651

Experiential Services segment	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2026	2025	2026	2025
Operating income	$18,712	$10,859	$30,212	$7,355
Depreciation and amortization	11,324	10,684	22,623	21,221
Stock-based compensation expense	2,078	1,847	2,674	3,639
Restructuring expenses (b)	8	—	475	186
Reorganization and transformation-related expenses (c)	1,796	2,548	3,846	6,129
Acquisition and divestiture expenses, net of (gains) losses (d)	43	67	44	74
Litigation expenses, net of recoveries (e)	221	129	382	328
COVID-19 government relief payments received	—	(248)	—	(248)
Equity-based compensation of Karman Topco L.P. (g)	—	—	—	(729)
Experiential Services segment Adjusted EBITDA	$34,182	$25,886	$60,256	$37,955

Advantage Solutions Inc. | Page 10

Financial Results

2nd Quarter 2026

Advantage Solutions Inc.

Net Debt and Adjusted Unlevered Free Cash Flow Reconciliation

(Unaudited)

(amounts in thousands)	June 30, 2026
Current portion of long-term debt	$25,274
Long-term debt, net of current portion	1,559,827
Total debt	1,585,101
Less: Cash and cash equivalents	102,306
Total Net Debt	$1,482,795

LTM Adjusted EBITDA	$330,797
Net Debt / LTM Adjusted EBITDA ratio	4.5x

(amounts in thousands)	Three Months Ended June 30, 2026
Net cash used in operating activities	$(6,516)
Less:
Purchase of property and equipment and development of capitalized software	(9,438)
Add:
Cash payments for interest	18,732
Cash payments for income taxes	4,203
Cash paid for acquisition and divestiture related expenses	114
Cash paid for restructuring expenses	691
Cash paid for reorganization expenses	11,050
Net effect of foreign currency fluctuations on cash	(147)
Adjusted Unlevered Free Cash Flow	$18,689

Numerator - Adjusted Unlevered Free Cash Flow	$18,689
Denominator - Adjusted EBITDA	$75,837
Adjusted Unlevered Free Cash Flow as a percentage of Adjusted EBITDA	24.6%

Advantage Solutions Inc. | Page 11

Financial Results

2nd Quarter 2026

Twelve Months Ended June 30, 2026
(in thousands)
Net loss	$(275,703)
Interest expense, net	143,523
Income tax expense	(4,205)
Depreciation and amortization	204,041
Impairment of goodwill and indefinite-lived assets	203,685
Stock-based compensation expense	23,023
Debt financing costs (a)	20,352
Restructuring expenses (b)	6,344
Reorganization and transformation-related expenses (c)	45,207
Acquisition and divestiture expenses, net of (gains) losses (d)	(25,156)
Litigation expenses, net of recoveries (e)	(20,306)
Impairment of non-marketable equity securities (f)	5,000
COVID-19 government relief payments received	(5,008)
Equity-based compensation of Karman Topco L.P. (g)	—
EBITDA from economic interests in investments (h)	10,108
Other	(108)
LTM Adjusted EBITDA	$330,797

(a)

Debt financing costs, of which $1.2 million is reported as "Interest expense, net" and $20.4 million is reported as "Other income (expense)" in the Condensed Consolidated Statements of Operations and Comprehensive Loss, represent the portion of debt financing costs incurred in connection with the refinancing of our 2030 Notes and 2030 Term Loan Facility.

(b)

Restructuring expenses consist primarily of employee termination costs, contract termination fees, and workforce transition costs, including employee rebadging to a third-party service provider. In the three months ended June 30, 2026, $3.0 million of these expenses were charged to "Cost of revenues" in the Condensed Consolidated Statements of Operations and Comprehensive Loss. For all other periods presented, the remaining restructuring expenses were reported in "Selling, general and administrative expenses" in the Condensed Consolidated Statements of Operations and Comprehensive Loss.

(c)

Reorganization and transformation-related expenses represent professional fees associated internal reorganization activities, incremental and nonrecurring implementation costs associated with our multi-year global ERP transformation, and setup costs associated with transitioning certain support activities to third-party outsourcing providers.

(d)

Acquisition and divestiture expenses, net of (gains) losses on disposal represent fees and other expenses associated with activities related to acquisitions and divestitures, including (gains) or losses on business sales along with adjustments to the estimated fair value of contingent consideration or adjustments to working capital.

(e)

Litigation expenses, net of recoveries represent legal expenses, including costs associated with investigation and remediation activities, and estimated settlement reserves, net of recoveries from responsible parties and/or insurance providers that are not representative of our ongoing business operations.

(f)

Impairment of non-marketable equity securities, as reported in "Other income (expense)" in the Condensed Consolidated Statements of Operations and Comprehensive Loss, represents a non-cash fair value adjustment associated with a minority investment in a technology-enabled retail support company.

(g)	Equity-based compensation of Karman Topco L.P. represents non-cash changes in the estimated value of certain stock units due to investors of Advantage Solutions, Inc.
(h)	EBITDA for economic interests in investments represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments.

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